Segment Information	12 Months Ended
Dec. 31, 2025
Segment Information
Segment Information

21.  Segment Information

The Group’s organizational structure is based on a number of factors that the Group’s CODM uses to evaluate, view and run its business operations which include, but not limited to, customer base, products and technology. The Group’s operating segments are based on such organizational structure and information reviewed by the Group’s CODM to evaluate the operating segment results. The Group has internal reporting of revenue, cost and expenses by nature as a whole. Hence, the Group has only one operating segment.

The accounting policies of the single segment are the same as described in the significant accounting policies. The Group’s CODM reviews cost and expenses at the consolidated level as disclosed in the consolidated statements of operations and comprehensive loss. Key revenue streams are as below (in thousands):

	For the Year Ended December 31,
	2023	2024	2025
	RMB	RMB	RMB
Marketing services	1,652,992	1,247,092	843,933
Paid membership	1,826,557	1,761,978	1,538,942
Others(i)	719,340	589,835	366,129
Total revenues	4,198,889	3,598,905	2,749,004
(i)

The Group simplified its revenue stream by reclassifying vocational training into “others” to align with its overall strategy during the year ended December 31, 2025, and the revenue of others for the years ended December 31, 2023 and 2024 has been retrospectively reclassified.

Substantially all revenues are derived from China based on the geographical locations where services are provided to customers. In addition, the Group’s long-lived assets are substantially all located in China, and the amount of long-lived assets attributable to any individual other country is not material. Therefore, no geographical segments are presented.